Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 19, 2004


                         Primary Business Systems, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                                                86-0857752
(State or other jurisdiction    (Commission File No.)     (IRS Employer
     of Jurisdiction)                                     Identification Number)

433 Kitty Hawk Dr., Suite 226, Universal City, Texas                   78148
(Address of principal executive offices)                           (Postal Code)


        Registrant's telephone number, including area code: 210-658-4675

Item 4.  Changes in Registrant's Certifying Accountant
(a)  Previous independent accountants

          (i) On February 19, 2004, the Registrant dismissed Sellers & Andersen, LLC from its position as the above company's independent accountants.

          (ii) The audit report of Sellers & Andersen, LLC dated April 10, 2003 for the year ended December 31, 2002 did not contain an adverse opinion, disclaimer of opinion or modification of the opinion other than one of a going concern.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through September 30, 2003, there have been no disagreements with Sellers & Andersen, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to make reference thereto in their report on the financial statements.

          (v) During the two most recent fiscal years and through September 30, 2003, there have been no reportable events (as defined in Regulation S-K Item 304 (a ) (1)(v)).

          (vi) The Registrant requested that Sellers & Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.


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(b)  New independent accountants

     On February 19, 2004, the Registrant engaged Madsen & Associates, CPA's Inc, to audit its financial statements for the period ended December 31, 2003. During the two most recent fiscal years as well as the period through September 30, 2003 the Registrant has not consulted with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7, Financial Statement and Exhibits

(c)  Exhibits;
     Letter from Sellers & Andersen, LLC dated February 19, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Primary Business Systems, Inc.

                                            /s/ Patrick Matthews
                                            ------------------------------
                                            Name: Patrick Matthews
                                            Title: President

Date: Febuary 19, 2004